EXHIBIT 23-A


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated October 30, 1998, included in Indiana Energy, Inc.'s Form 10-K for the year ended September 30, 1998, and to all references to our Firm included in this Registration Statement.


                                                    /s/ Arthur Andersen LLP
                                                    ARTHUR ANDERSEN LLP

Indianapolis, Indiana
February 15, 1999